Off-Balance Sheet Lending-Related Financial Instruments, Guarantees and Other Commitments	6 Months Ended
Jun. 30, 2011
Off balance sheet lending related financial instruments guarantees and other commitments [Abstract]
OFF-BALANCE SHEET LENDING-RELATED FINANCIAL INSTRUMENTS, GUARANTEES AND OTHER COMMITMENTS
OFF–BALANCE SHEET LENDING-RELATED FINANCIAL INSTRUMENTS, GUARANTEES AND OTHER COMMITMENTS
JPMorgan Chase provides lending-related financial instruments (e.g., commitments and guarantees) to meet the financing needs of its customers. The contractual amount of these financial instruments represents the maximum possible credit risk to the Firm should the counterparty draw upon the commitment or the Firm be required to fulfill its obligation under the guarantee, and should the counterparty subsequently fail to perform according to the terms of the contract. Most of these commitments and guarantees expire without being drawn or a default occurring. As a result, the total contractual amount of these instruments is not, in the Firm’s view, representative of its actual future credit exposure or funding requirements. For a discussion of off-balance sheet lending-related financial instruments and guarantees, and the Firm’s related accounting policies, see Note 30 on pages 275–280 of JPMorgan Chase’s 2010 Annual Report.
To provide for the risk of loss inherent in wholesale and consumer (excluding credit card) contracts, an allowance for credit losses on lending-related commitments is maintained. See Note 14 on pages 149–150 of this Form 10-Q for further discussion regarding the allowance for credit losses on lending-related commitments.
The following table summarizes the contractual amounts and carrying values of off-balance sheet lending-related financial instruments, guarantees and other commitments at June 30, 2011, and December 31, 2010. The amounts in the table below for credit card and home equity lending-related commitments represent the total available credit for these products. The Firm has not experienced, and does not anticipate, that all available lines of credit for these products will be utilized at the same time. The Firm can reduce or cancel credit card lines of credit by providing the borrower notice or, in some cases, without notice as permitted by law. The Firm may reduce or close home equity lines of credit when there are significant decreases in the value of the underlying property, or when there has been a demonstrable decline in the creditworthiness of the borrower.
Off–balance sheet lending-related financial instruments, guarantees and other commitments

	Contractual amount		Carrying value(j)
(in millions)	June 30, 2011	December 31, 2010	June 30, 2011	December 31, 2010
Lending-related
Consumer, excluding credit card:
Home equity – senior lien	$17,265	$17,662	$—	$—
Home equity – junior lien	28,586	30,948	—	—
Prime mortgage	1,117	1,266	—	—
Subprime mortgage	—	—	—	—
Auto	6,795	5,246	1	2
Business banking	10,046	9,702	5	4
Student and other	840	579	—	—
Total consumer, excluding credit card	64,649	65,403	6	6
Credit card	535,625	547,227	—	—
Total consumer	600,274	612,630	6	6
Wholesale:
Other unfunded commitments to extend credit(a)(b)	210,023	199,859	304	364
Standby letters of credit and other financial guarantees(a)(b)(c)(d)	97,050	94,837	686	705
Unused advised lines of credit	52,848	44,720	—	—
Other letters of credit(a)(d)	5,768	6,663	2	2
Total wholesale	365,689	346,079	992	1,071
Total lending-related	$965,963	$958,709	$998	$1,077
Other guarantees and commitments
Securities lending guarantees(e)	$205,411	$181,717	NA	NA
Derivatives qualifying as guarantees(f)	84,089	87,768	$321	$294
Unsettled reverse repurchase and securities borrowing agreements(g)	59,570	39,927	—	—
Other guarantees and commitments(h)	6,177	6,492	(6)	(6)
Loan sale and securitization-related indemnifications:
Repurchase liability(i)	NA	NA	3,631	3,285
Loans sold with recourse	10,624	10,982	141	153

(a)
At June 30, 2011, and December 31, 2010, represented the contractual amount net of risk participations totaling $608 million and $542 million, respectively, for Other unfunded commitments to extend credit; $22.3 billion and $22.4 billion, respectively, for Standby letters of credit and other financial guarantees; and $1.4 billion and $1.1 billion, respectively, for Other letters of credit. In regulatory filings with the Federal Reserve Board these commitments are shown gross of risk participations.

(b)
At June 30, 2011, and December 31, 2010, included credit enhancements and bond and commercial paper liquidity commitments to U.S. states and municipalities, hospitals and other not-for-profit entities of $46.4 billion and $43.4 billion, respectively. These commitments also include liquidity facilities to nonconsolidated municipal bond VIEs; for further information, see Note 15 on pages 151–159 of this Form 10-Q.

(c)	At June 30, 2011, and December 31, 2010, included unissued Standby letters of credit commitments of $41.9 billion and $41.6 billion, respectively.

(d)
At June 30, 2011, and December 31, 2010, JPMorgan Chase held collateral relating to $39.3 billion and $37.8 billion, respectively, of Standby letters of credit; and $1.7 billion and $2.1 billion, respectively, of Other letters of credit.

(e)
At June 30, 2011, and December 31, 2010, collateral held by the Firm in support of securities lending indemnification agreements was $207.9 billion and $185.0 billion, respectively. Securities lending collateral comprises primarily cash and securities issued by governments that are members of the Organisation for Economic Co-operation and Development (“OECD”) and U.S. government agencies.

(f)
Represents notional amounts of derivatives qualifying as guarantees. The carrying value at June 30, 2011, and December 31, 2010, reflected derivative payables of $420 million and $390 million, respectively, less derivative receivables of $99 million and $96 million, respectively.

(g)
At June 30, 2011, and December 31, 2010, the amount of commitments related to forward starting reverse repurchase agreements and securities borrowing agreements were $14.0 billion and $14.4 billion, respectively. Commitments related to unsettled reverse repurchase agreements and securities borrowing agreements with regular way settlement periods were $45.6 billion and $25.5 billion, at June 30, 2011, and December 31, 2010, respectively.

(h)
At June 30, 2011, and December 31, 2010, included unfunded commitments of $876 million and $1.0 billion, respectively, to third-party private equity funds; and $1.5 billion and $1.4 billion, respectively, to other equity investments. These commitments included $815 million and $1.0 billion, respectively, related to investments that are generally fair valued at net asset value as discussed in Note 3 on pages 102–114 of this Form 10-Q. In addition, at June 30, 2011, and December 31, 2010, included letters of credit hedged by derivative transactions and managed on a market risk basis of $3.8 billion and $3.8 billion, respectively.

(i)
Represents the estimated repurchase liability related to indemnifications for breaches of representations and warranties in loan sale and securitization agreements. For additional information, see Loan sale and securitization-related indemnifications on pages 170–171 of this Note.

(j)
For lending-related products, the carrying value represents the allowance for lending-related commitments and the guarantee liability, for derivative-related products, the carrying value represents the fair value. For all other products the carrying value represents the valuation reserve.

Other unfunded commitments to extend credit
Other unfunded commitments to extend credit generally comprise commitments for working capital and general corporate purposes, as well as extensions of credit to support commercial paper facilities and bond financings in the event that those obligations cannot be remarketed to new investors.
Also included in other unfunded commitments to extend credit are commitments to noninvestment-grade counterparties in connection with leveraged and acquisition finance activities, which were $7.1 billion and $5.9 billion at June 30, 2011, and December 31, 2010, respectively. For further information, see Note 3 and Note 4 on pages 102–114 and 114–116 respectively, of this Form 10-Q.
Guarantees
The Firm considers the following off–balance sheet lending-related arrangements to be guarantees under U.S. GAAP: standby letters of credit and financial guarantees, securities lending indemnifications, certain indemnification agreements included within third-party contractual arrangements and certain derivative contracts. For a further discussion of the off–balance sheet lending-related arrangements the Firm considers to be guarantees, and the related accounting policies, see Note 30 on pages 275–280 of JPMorgan Chase’s 2010 Annual Report. The recorded amounts of the related to guarantees and indemnifications at June 30, 2011, and December 31, 2010, excluding the allowance for credit losses on lending-related commitments are discussed on pages 170–171 of this Note.
Standby letters of credit
Standby letters of credit (“SBLC”) and other financial guarantees are conditional lending commitments issued by the Firm to guarantee the performance of a customer to a third party under certain arrangements, such as commercial paper facilities, bond financings, acquisition financings, trade and similar transactions. The carrying values of standby and other letters of credit were $688 million and $707 million at June 30, 2011, and December 31, 2010, respectively, which were classified in accounts payable and other liabilities on the Consolidated Balance Sheets; these carrying values included $316 million and $347 million, respectively, for the allowance for lending-related commitments, and $372 million and $360 million, respectively, for the guarantee liability and corresponding asset.
The following table summarizes the types of facilities under which standby letters of credit and other letters of credit arrangements are outstanding by the ratings profiles of the Firm’s customers, as of June 30, 2011, and December 31, 2010.
Standby letters of credit and other financial guarantees and other letters of credit

	June 30, 2011			December 31, 2010
(in millions)	Standby letters of credit and other financial guarantees		Other letters of credit	Standby letters of credit and other financial guarantees		Other letters of credit
Investment-grade(a)	$74,222		$4,399	$70,236		$5,289
Noninvestment-grade(a)	22,828		1,369	24,601		1,374
Total contractual amount(b)	$97,050	(c)	$5,768	$94,837	(c)	$6,663
Allowance for lending-related commitments	$314		$2	$345		$2
Commitments with collateral	39,335		1,748	37,815		2,127

(a)	The ratings scale is based on the Firm’s internal ratings which generally correspond to ratings as defined by S&P and Moody’s.

(b)
At June 30, 2011, and December 31, 2010, represented contractual amount net of risk participations totaling $22.3 billion and $22.4 billion, respectively, for Standby letters of credit and other financial guarantees; and $1.4 billion and $1.1 billion, respectively, for Other letters of credit. In regulatory filings with the Federal Reserve these commitments are shown gross of risk participations.

(c)	At June 30, 2011, and December 31, 2010, included unissued Standby letters of credit commitments of $41.9 billion and $41.6 billion, respectively.

Derivatives qualifying as guarantees
In addition to the contracts described above, the Firm transacts certain derivative contracts that meet the characteristics of a guarantee under U.S. GAAP. For further information on these derivatives, see Note 30 on pages 275-280 of JPMorgan Chase’s 2010 Annual Report. The total notional value of the derivatives that the Firm deems to be guarantees was $84.1 billion and $87.8 billion at June 30, 2011, and December 31, 2010, respectively. The notional amount generally represents the Firm’s maximum exposure to derivatives qualifying as guarantees. However, exposure to certain stable value contracts is contractually limited to a substantially lower percentage of the notional amount; the notional amount on these stable value contracts was $26.2 billion and $25.9 billion and the maximum exposure to loss was $2.8 billion and $2.7 billion, at June 30, 2011, and December 31, 2010, respectively. The fair values of the contracts reflects the probability of whether the Firm will be required to perform under the contract. The fair value related to derivatives that the Firm deems to be guarantees were derivative payables of $420 million and $390 million and derivative receivables of $99 million and $96 million at June 30, 2011, and December 31, 2010, respectively. The Firm reduces exposures to these contracts by entering into offsetting transactions, or by entering into contracts that hedge the market risk related to the derivative guarantees.
In addition to derivative contracts that meet the characteristics of a guarantee, the Firm is both a purchaser and seller of credit protection in the credit derivatives market. For a further discussion of credit derivatives, see Note 5 on pages 117–124 of this Form 10-Q, and Note 6 on pages 191–199 of JPMorgan Chase’s 2010 Annual Report.
Loan sale- and securitization-related indemnifications
Indemnifications for breaches of representations and warranties
In connection with the Firm’s loan sale and securitization activities with the GSEs and other loan sale and private-label securitization transactions, as described in Notes 13 and 15 on pages 134–148 and 151–159, respectively, of this Form 10-Q, and Notes 14 and 16 on pages 220–238 and 244–259, respectively of JPMorgan Chase’s 2010 Annual Report, the Firm has made representations and warranties that the loans sold meet certain requirements. The Firm may be, and has been, required to repurchase loans and/or indemnify the GSEs and other investors for losses due to material breaches of these representations and warranties; however, predominantly all of the repurchase demands received by the Firm and the Firm’s losses realized to date are related to loans sold to the GSEs.
The Firm has recognized a repurchase liability of $3.6 billion and $3.3 billion, as of June 30, 2011, and December 31, 2010, respectively, which is reported in accounts payable and other liabilities net of probable recoveries from third parties.
Substantially all of the estimates and assumptions underlying the Firm’s established methodology for computing its recorded repurchase liability – including factors such as the amount of probable future demands from purchasers, the ability of the Firm to cure identified defects, the severity of loss upon repurchase or foreclosure, and recoveries from third parties - require application of a significant level of management judgment. Estimating the repurchase liability is further complicated by limited and rapidly changing historical data and uncertainty surrounding numerous external factors, including: (i) macro-economic factors and (ii) the level of future demands, which is dependent, in part, on actions taken by third parties such as the GSEs and mortgage insurers.
While the Firm uses the best information available to it in estimating its repurchase liability, the estimation process is inherently uncertain and imprecise and, accordingly, losses in excess of the amounts accrued as of June 30, 2011, are reasonably possible. The Firm believes the estimate of the range of reasonably possible losses, in excess of its established repurchase liability, is from $0 to approximately $2.2 billion at June 30, 2011. This estimated range of reasonably possible loss considers the Firm's GSE-related exposure based on an assumed peak to trough decline in home prices of 45%, which is an additional 11 percentage point decline in home prices beyond the Firm’s current assumptions, which were derived from a nationally recognized home price index. Although the Firm does not consider such further decline in home prices to be likely to occur, such a decline could increase the level of loan delinquencies, thereby potentially increasing the repurchase demand rate from the GSEs and increasing loss severity on repurchased loans, each of which could affect the Firm’s repurchase liability. Claims related to private-label securitizations have, thus far, generally manifested themselves through securities-related litigation, which the Firm has considered with other litigation matters as discussed in Note 23 on pages 172–179 of this Form 10-Q. Actual repurchase losses could vary significantly from the Firm’s recorded repurchase liability or this estimate of reasonably possible additional losses, depending on the outcome of various factors, including those considered above.
The following table summarizes the change in the repurchase liability for each of the periods presented.
Summary of changes in mortgage repurchase liability

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Repurchase liability at beginning of period	$3,474	$1,982	$3,285	$1,705
Realized losses(a)	(241)	(317)	(472)	(563)
Provision for repurchase losses	398	667	818	1,190
Repurchase liability at end of period	$3,631	$2,332	$3,631	$2,332

(a)
Includes principal losses and accrued interest on repurchased loans, “make-whole” settlements, settlements with claimants, and certain related expenses. Make-whole settlements were $126 million and $150 million for the three months ended June 30, 2011 and 2010, respectively, and $241 million and $255 million for the six months ended June 30, 2011 and 2010, respectively.

Loans sold with recourse
The Firm provides servicing for mortgages and certain commercial lending products on both a recourse and nonrecourse basis. In nonrecourse servicing, the principal credit risk to the Firm is the cost of temporary servicing advances of funds (i.e., normal servicing advances). In recourse servicing, the servicer agrees to share credit risk with the owner of the mortgage loans, such as Fannie Mae or Freddie Mac or a private investor, insurer or guarantor. Losses on recourse servicing predominantly occur when foreclosure sales proceeds of the property underlying a defaulted loan are less than the sum of the outstanding principal balance, plus accrued interest on the loan and the cost of holding and disposing of the underlying property. The Firm’s securitizations are predominantly nonrecourse, thereby effectively transferring the risk of future credit losses to the purchaser of the mortgage-backed securities issued by the trust. At June 30, 2011, and December 31, 2010, the unpaid principal balance of loans sold with recourse totaled $10.6 billion and $11.0 billion, respectively. The carrying value of the related liability that the Firm has recorded, which is representative of the Firm’s view of the likelihood it will have to perform under its recourse obligations was $141 million and $153 million at June 30, 2011, and December 31, 2010, respectively.